UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2014

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Rockledge Drive Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Daniel F. Akerson to the Board of Directors

On February 27, 2014, the Board of Directors of Lockheed Martin Corporation (the “Corporation”) increased the number of directors from eleven to twelve and elected Mr. Daniel F. Akerson as a director of the Corporation, effective February 27, 2014. All directors of the Corporation are elected annually by the stockholders and it is expected that Mr. Akerson and all other incumbent directors will stand for re-election at the 2014 annual meeting to be held in April 2014. Mr. Akerson will serve on the Corporation’s Audit and Management Development and Compensation Committees, effective with his re-election at the 2014 annual meeting.

The Board of Directors determined that Mr. Akerson is an “independent director” in accordance with the New York Stock Exchange listing standards and rules and regulations of the Securities and Exchange Commission (“SEC”) and the Corporation’s corporate governance guidelines, and is financially literate and an audit committee financial expert.

Mr. Akerson, age 65, was Chief Executive Officer of General Motors Company (“General Motors”) from September 1, 2010 until his retirement in January 2014 and was also Chairman of General Motors from January 2011 until January 2014. Prior to joining General Motors, Mr. Akerson was a Managing Director of The Carlyle Group (“Carlyle”), a private equity firm, serving as the Head of Global Buyout from July 2009 until August 2010 and as Co-Head of U.S. Buyout from 2003 to 2009. Prior to joining Carlyle, he served as chairman, chief executive officer, or president of several major companies, including XO Communications, Inc. from 1993 to 1995, Nextel Communications, Inc. from 1996 to 1999, General Instrument Corporation from 1993 to 1995, and MCI Communications Corporation from 1983 to 1993. Mr. Akerson served as a director of American Express Company from 1995 to 2012, AOL Time Warner Inc. (now doing business as Time Warner, Inc.) from 1997 to 2003, and General Motors from 2009 to 2014.

For his service on the Board of Directors for 2014, Mr. Akerson will receive the Corporation’s standard compensation for non-employee directors, as described in the Corporation’s definitive proxy statement on schedule 14A filed with the SEC on March 8, 2013 (the “2013 Proxy Statement”), pro rated based on the number of full months remaining in 2014. The annual compensation for non-employee directors currently consists of an annual retainer of $260,000, paid half in cash and half (as elected by the director) in either stock units or options with a grant date fair value of $130,000, or a combination of stock units and options with a grant date fair value of $65,000 and $65,000, respectively. The Lockheed Martin Corporation 2009 Directors Equity Plan (the “Director Equity Plan”) governs the equity portion of the non-employee director retainer. The grants to Mr. Akerson will be made on the first business day of March 2014, in accordance with the Director Equity Plan. A copy of the Director Equity Plan is filed as Appendix E to the Corporation’s definitive proxy statement on schedule 14A filed with the SEC on March 14, 2008 (Commission File No. 011-11437) and incorporated herein by reference. Mr. Akerson is also eligible to defer up to 100% of his cash fees into the Lockheed Martin Corporation Directors Deferred Compensation Plan (the “Directors Deferred Compensation Plan”). Deferred amounts earn interest at a rate that tracks the performance of investment options available under the Corporation’s nonqualified employee deferred compensation plans or the Corporation’s common stock (with dividends reinvested), at the director’s election. A copy of the Directors Deferred Compensation Plan is filed as Exhibit 10.2 to the Corporation’s annual report on Form 10-K for the year ended December 31, 2008 (Commission File No. 001-11437) and incorporated herein by reference.

Mr. Akerson will also receive the Corporation’s standard indemnification agreement with directors which the Corporation enters into with all directors. A copy of the form of indemnification agreement is filed as Exhibit 10.34 to the Corporation’s annual report on Form 10-K for the year ended December 31, 2009 and is incorporated herein by reference.

A copy of the press release announcing the election of Mr. Akerson is filed as Exhibit 99.1 to this current report on Form 8-K.

Non-Competition Agreement with Robert J. Stevens

On February 28, 2014, Mr. Robert J. Stevens, Strategic Advisor to the Chief Executive Officer, and former Chairman and Chief Executive Officer of the Corporation, retired from the Corporation. In connection with his retirement, on February 27, 2014, Mr. Stevens entered into an Executive Non-compete Agreement with the Corporation (the “Non-Competition Agreement”), effective March 1, 2014. The Non-Competition Agreement provides that Mr. Stevens will not, for a three-year period from the date of the Non-Competition Agreement, accept employment from companies that the Corporation designates as competitors or interfere with, disrupt, or attempt to disrupt the relationship, contractual or otherwise, between the Corporation and any customer, supplier, or employee. The foregoing summary is qualified in its entirety by reference to the Non-Competition Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

The Non-Competition Agreement implements a requirement in the Transition Agreement dated as of November 26, 2012 between Mr. Stevens and the Corporation (the “Transition Agreement”) that Mr. Stevens would receive a lump sum payment of $2,000,000, payable no later than March 14, 2014, provided that Mr. Stevens entered into a non-competition agreement with the Corporation on the terms described in the Transition Agreement or before March 1, 2014. The Corporation entered into the Transition Agreement with Mr. Stevens in connection with Mr. Stevens stepping down as Chief Executive Officer of the Corporation on December 31, 2012 and continuing to serve in the role of Strategic Advisor to the Chief Executive Officer through February 28, 2014 and as Executive Chairman of the Board through December 31, 2013. A copy of the Transition Agreement was filed as Exhibit 99.2 to the Corporation’s current report on Form 8-K filed with the SEC on November 27, 2012.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Executive Non-compete Agreement dated February 27, 2014 by and between Lockheed Martin Corporation and Robert J. Stevens

99.1	Press Release of Lockheed Martin Corporation dated February 27, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lockheed Martin Corporation

Date: March 3, 2014	by:	/s/ Stephen M. Piper
Stephen M. Piper
Vice President and Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Executive Non-compete Agreement dated February 27, 2014 by and between Lockheed Martin Corporation and Robert J. Stevens

99.1	Press Release of Lockheed Martin Corporation dated February 27, 2014